   SCHWAB TARGET FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus dated February 28, 2007 enclosed.
   As amended October 31, 2007

   - Schwab Target 2010 Fund
   - Schwab Target 2020 Fund
   - Schwab Target 2030 Fund
   - Schwab Target 2040 Fund
   - Schwab Retirement Income Fund

   You could have received this
   document faster via email.

   Save paper. Sign up for electronic delivery at www.schwab.com/edelivery.

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB TARGET FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus
   February 28, 2007
   As amended October 31, 2007

   - Schwab Target 2010 Fund
   - Schwab Target 2020 Fund
   - Schwab Target 2030 Fund
   - Schwab Target 2040 Fund
   - Schwab Retirement Income Fund

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB TARGET FUNDS


       ABOUT THE FUNDS

          Schwab Target 2010 Fund..................................    2

          Schwab Target 2020 Fund..................................    2

          Schwab Target 2030 Fund..................................    2

          Schwab Target 2040 Fund..................................    2

          Schwab Retirement Income Fund............................    2

          Fund management..........................................   28

       INVESTING IN THE FUNDS

          Placing orders...........................................   30

          Buying shares............................................   31

          Selling/exchanging shares................................   32

          Transaction policies.....................................   33

          Distributions and taxes..................................   37

                  ABOUT THE FUNDS

                  The Schwab Target Funds (the funds) share the same investment approach: each seeks to achieve its objective by investing in a combination of other Schwab Funds and Laudus Funds (the underlying funds). These underlying funds will include stock, bond and money market mutual funds and will be used by the funds to meet their target asset allocations and investment styles. The funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the funds invest in other mutual funds, each fund is considered a "fund of funds."

                  The Schwab Retirement Income Fund is designed for investors currently in retirement, and has a majority of its portfolio invested in fixed income, ultra-short fixed income and money market funds. The other Schwab Target Funds (collectively, the target year funds) are designed for investors who are currently saving for their retirement and plan to retire close to the year indicated in a fund's name. These funds gradually decrease their equity holdings and increase fixed income holdings as the target retirement date approaches, becoming more conservative over time.

                  The retirement year included in a target year fund's name does not necessarily represent the specific year you expect to need your assets. It is intended only as a general guide.

                  The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB TARGET FUNDS
Ticker symbols   Target 2010 Fund: SWBRX   Target 2020 Fund: SWCRX   Target 2030
Fund: SWDRX   Target 2040 Fund: SWERX   Retirement Income Fund: SWARX

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE OF THE FUNDS

Schwab Retirement Income Fund seeks to provide current income and, as a secondary investment objective, capital appreciation.

Each of the Schwab Target 2010, Schwab Target 2020, Schwab Target 2030 and Schwab Target 2040 Funds seeks to provide capital appreciation and income consistent with its current asset allocation.
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab Funds and Laudus Funds (the underlying funds) in accordance with its target portfolio allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The target asset allocation for the Schwab Retirement Income Fund is expected to remain fixed over time. For each of the other funds (collectively, the target year funds), the target asset allocation will be adjusted annually based on the adviser's asset allocation strategy. In general, each target year fund's allocation to equity securities will decrease and its allocation to fixed income securities will increase as the fund approaches its target retirement date. At the stated retirement date, each target year fund's allocation will be approximately 60% equity securities, 35% fixed income securities, 4% ultra-short fixed income securities and 1% money market funds. Each target year fund will continue to reduce its allocation to equity securities for 20 years beyond the fund's stated retirement date. Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed income securities, cash equivalents, including money market securities, and futures.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When a fund engages in such activities, it may not achieve its investment objective.

2  Schwab Target Funds

DESCRIPTION OF THE FUNDS' ASSET ALLOCATION STRATEGIES

Each fund invests in a combination of underlying Schwab Funds and Laudus Funds. Each fund's target allocation is intended to allocate investments among various asset classes such as equity, fixed income, and ultra-short fixed income securities and money market funds. As set forth below, each fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances.

The following chart shows each fund's target allocation among the various asset classes as of the date of this prospectus.

TARGET ASSET ALLOCATION

                                                                                          SCHWAB
                                         SCHWAB      SCHWAB      SCHWAB      SCHWAB     RETIREMENT
                                         TARGET      TARGET      TARGET      TARGET       INCOME
ASSET CLASS                             2010 FUND   2020 FUND   2030 FUND   2040 FUND      FUND
--------------------------------------------------------------------------------------------------
EQUITY SECURITIES                          62%         69%         76%         84%          20%
FIXED-INCOME SECURITIES                    35%         29%         22%         14%          50%
ULTRA-SHORT FIXED INCOME SECURITIES         2%          1%          1%          1%          25%
MONEY MARKET FUNDS                          1%          1%          1%          1%           5%

As shown above, the portfolios of the funds with an earlier target retirement date are more heavily allocated to fixed income and ultra-short fixed income securities and money market funds; therefore these funds represent a more conservative approach. Funds with later target retirement dates take a more aggressive approach by allocating a greater amount of their assets to equity securities.

The target asset allocation of the Schwab Retirement Income Fund is expected to remain fixed over time. The target asset allocations of the target year funds have been developed with two general rules of investing in mind:

- Higher investment returns are generally accompanied by a higher risk of losing money. Put another way, the greater an investment's potential return, the greater its potential loss. For example, equity securities generally provide long-term returns that are superior to fixed income securities, although their returns have tended to be more volatile in the short-term.

- Because their investments have more time to recover from losses, investors with longer time horizons generally have a higher risk tolerance.

For these reasons, the target asset allocations of the target year funds are expected to vary over time as your investment horizon changes.

                                                          Schwab Target Funds  3

Over time, the allocation to asset classes will change according to a predetermined "glide path," as illustrated below. As the glide path shows, each target year fund's asset mix becomes more conservative as time elapses--both prior to and after the target retirement date. This reflects the need for reduced investment risk as retirement approaches and the need for greater certainty of income after retiring. Once a fund reaches its most conservative planned allocation, approximately 20 years after its target date, its allocation to equity securities will remain fixed at approximately 20% of assets and the remainder will be allocated to fixed-income and ultra-short fixed income securities and money market funds. At such time, the target year fund's allocations should match the allocations of the Schwab Retirement Income Fund. The adviser reserves the right to modify the glide path from time to time should circumstances warrant.

TARGET ASSET ALLOCATION OVER TIME

[LINE GRAPH]

                                INTERNATIONAL       SMALL-CAP         LARGE-CAP                          ULTRA-SHORT
                                   EQUITY            EQUITY            EQUITY         FIXED-INCOME      FIXED INCOME
                                -------------       ---------         ---------       ------------      ------------
-35                                  21                17                47                13                 1
                                     21                17                46                14                 1
                                     21                17                46                14                 1
                                     21                17                45                15                 1
                                     21                17                44                16                 1
-30                                  20                17                44                17                 1
                                     20                17                44                17                 1
                                     20                16                44                18                 1
                                     20                15                44                19                 1
                                     20                15                44                19                 1
-25                                  19                15                44                20                 1
                                     19                15                43                21                 1
                                     19                14                43                22                 1
                                     19                14                43                22                 1
                                     19                14                42                23                 1
-20                                  19                14                41                24                 1
                                     19                14                41                24                 1
                                     18                14                41                25                 1
                                     18                14                40                26                 1
                                     18                13                40                27                 1
-15                                  18                13                40                27                 1
                                     18                12                40                28                 1
                                     17                12                40                29                 1
                                     17                12                40                29                 1
                                     17                12                39                30                 1
-10                                  17                12                38                31                 1
                                     17                11                38                32                 1
                                     17                11                38                32                 1
                                     16                11                38                33                 1
                                     16                11                37                34                 1
-5                                   16                11                37                34                 1
                                     16                11                36                35                 1
                                     16                11                35                35                 2
                                     15                11                35                35                 3
                                     15                11                35                35                 3
T                                    15                10                35                35                 4
                                     14                10                34                37                 4
                                     14                 9                33                38                 5
                                     13                 9                32                40                 5
                                     13                 8                31                41                 6
5                                    12                 8                30                43                 6
                                     12                 7                29                44                 7
                                     11                 7                28                46                 7
                                     11                 6                27                47                 8
                                     10                 6                26                49                 8
10                                   10                 5                25                50                 9
                                      9                 5                24                50                11
                                      9                 4                23                50                13
                                      8                 4                22                50                15
                                      8                 3                21                50                17
15                                    7                 3                20                50                19
                                      7                 2                19                50                21
                                      6                 2                18                50                22
                                      6                 1                17                50                23
                                      5                 1                16                50                24
20                                    5                 0                15                50                25

                                MONEY MARKET
                                    FUNDS
                                ------------
-35                                   1
                                      1
                                      1
                                      1
                                      1
-30                                   1
                                      1
                                      1
                                      1
                                      1
-25                                   1
                                      1
                                      1
                                      1
                                      1
-20                                   1
                                      1
                                      1
                                      1
                                      1
-15                                   1
                                      1
                                      1
                                      1
                                      1
-10                                   1
                                      1
                                      1
                                      1
                                      1
-5                                    1
                                      1
                                      1
                                      1
                                      1
T                                     1
                                      1
                                      1
                                      1
                                      1
5                                     1
                                      1
                                      1
                                      1
                                      1
10                                    1
                                      1
                                      1
                                      1
                                      1
15                                    1
                                      1
                                      2
                                      3
                                      4
20                                    5

COMBINATION OF A TARGET FUND WITH THE SCHWAB RETIREMENT INCOME FUND

Each target year fund's target asset allocation will be strategically adjusted on at least an annual basis. When the target asset allocation of a target year fund matches the target asset allocation of the Schwab Retirement Income Fund and, therefore, becomes fixed (approximately 20 years after the fund's target retirement date), the fund's Board of Trustees expects to approve the combination of the fund with the Schwab Retirement Income Fund. At such time, the target year fund's shareholders will become shareholders of the Schwab Retirement Income Fund. Shareholders will be notified prior to such combination.

4  Schwab Target Funds

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The funds are intended for investors seeking an investment option whose asset mix becomes more conservative over time, and who are willing to accept the risks associated with the funds' asset allocation strategies. In general, a target year fund with a later target date is expected to be more volatile than a target year fund with an earlier target date. The Schwab Retirement Income Fund is expected to be the least volatile of the funds.

- INVESTMENT RISK. Your investment is not a bank deposit. Your investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

- ASSET ALLOCATION RISK. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the funds' assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

- MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the funds will fluctuate, which means that you could lose money on your investment.

- DIRECT INVESTMENT RISK. Each fund may invest a portion of its assets directly in equity and fixed income securities, cash equivalents, including money market securities, and futures. A fund's direct investment in these securities is subject to the same or similar risks as those described for an underlying fund's investment in the same security. Please see "Principal Risks of the Underlying Funds" for a description of these risks.

INVESTOR PROFILE

The funds are designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor's assets prior to, and continuing after, the investor's retirement. The main component of the investment program is the funds' ongoing reallocation of the investor's assets among various asset classes, including equities, fixed income securities and money market securities and other cash investments. In particular, the funds are designed for investors who are either saving for retirement, in the case of the target year funds, or, in the case of the Schwab Retirement Income Fund, for investors who are currently in retirement.

WHO MAY WANT TO INVEST IN THE FUNDS?

The funds may be a suitable investment for investors

- seeking an investment whose asset allocation mix becomes more conservative over time

- seeking funds that combine the potential for capital appreciation and income

- seeking the convenience of funds that allocate their assets among both stock and bond investments

WHO MAY NOT WANT TO INVEST IN THE FUNDS?

The funds may not be suitable for investors

- seeking to invest for a short period of time

- uncomfortable with fluctuations in the value of their investment

- seeking to use the funds for educational savings accounts

The funds are designed to be an integral part of an investor's overall retirement investment strategy. However, they are not designed to provide investors with a complete solution to their retirement needs. Investors must consider many factors when choosing an investment strategy for their retirement. For example, factors such as an appropriate retirement date, your expected retirement needs and your sources of income all should be considered when you choose your overall retirement strategy.

                                                          Schwab Target Funds  5

RISK SPECTRUM

Each fund has a different level of risk and the amount of risk is relative to the time horizon included in its name. Target year funds with earlier target retirement dates will tend to be less risky and have lower expected returns than the target year funds with later target retirement dates. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each fund.

[RISK SPECTRUM CHART]

6  Schwab Target Funds

FUND PERFORMANCE HISTORY

Schwab Target 2010 Fund
Schwab Target 2020 Fund
Schwab Target 2030 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund


The information below shows each fund's returns before and after taxes, and compares its performance (which varies over time) to that of three indices. The indices are unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes


- may not reflect your actual after-tax performance


- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31

SCHWAB TARGET 2010 FUND

[BAR CHART]

      12.67

        06

BEST
QUARTER: 5.69% Q4 2006
WORST
QUARTER: (1.19%) Q2 2006

SCHWAB TARGET 2020 FUND

      13.46

        06

BEST
QUARTER: 6.00% Q4 2006
WORST
QUARTER: (1.27%) Q2 2006

SCHWAB TARGET 2030 FUND

      14.16

        06

BEST
QUARTER: 6.31% Q4 2006
WORST
QUARTER: (1.26%) Q2 2006

SCHWAB TARGET 2040 FUND

      15.05

        06

BEST
QUARTER: 6.83% Q4 2006
WORST
QUARTER: (1.51%) Q2 2006

SCHWAB RETIREMENT INCOME FUND

       7.70

        06

BEST
QUARTER: 3.21% Q3 2006
WORST
QUARTER: 0.29% Q2 2006

                                                          Schwab Target Funds  7

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                          Since
SCHWAB TARGET 2010 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                   12.67      12.68 1
After taxes on distributions                                   11.94      11.84 1
After taxes on distributions
  and sale of shares                                            8.29      10.38 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

                                                                          Since
SCHWAB TARGET 2030 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                   14.16      14.47 1
After taxes on distributions                                   13.59      13.77 1
After taxes on distributions
  and sale of shares                                            9.25      11.99 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

                                                                          Since
SCHWAB RETIREMENT INCOME FUND                                  1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                    7.70       6.20 1
After taxes on distributions                                    6.18       4.69 1
After taxes on distributions
  and sale of shares                                            4.97       4.40 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

                                                                          Since
SCHWAB TARGET 2020 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                   13.46      13.72 1
After taxes on distributions                                   12.79      12.93 1
After taxes on distributions
  and sale of shares                                            8.80      11.30 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

                                                                          Since
SCHWAB TARGET 2040 FUND                                        1 year   inception
---------------------------------------------------------------------------------
Before taxes                                                   15.05      15.68 1
After taxes on distributions                                   14.53      15.00 1
After taxes on distributions
  and sale of shares                                            9.83      13.05 1
DOW JONES WILSHIRE 5000 COMPOSITE INDEX(R)                     15.87      15.43 2
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                       4.33       2.62 2

1 Inception: 7/1/05.

2 From: 7/1/05.

8  Schwab Target Funds

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor in each of the Schwab Target Funds. "Shareholder fees" are charged to you directly by the funds. "Annual operating expenses" are paid out of fund assets, so their effect is included in each fund's total return.

SCHWAB TARGET FUNDS - FEE TABLES (%)


                                              SCHWAB         SCHWAB         SCHWAB         SCHWAB          SCHWAB
SHAREHOLDER FEES                              TARGET         TARGET         TARGET         TARGET        RETIREMENT
  (% of transaction amount)                  2010 FUND      2020 FUND      2030 FUND      2040 FUND      INCOME FUND
------------------------------------------------------------------------------------------------------------------------
Redemption fee 1                                 2.00           2.00           2.00           2.00             None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------------------------------------------------------------
Management fees                                  None           None           None           None             None
Distribution (12b-1) fees                        None           None           None           None             None
Other expenses                                   0.27           0.22           0.32           0.48             0.36
Acquired fund fees and expenses (AFFE) 2         0.83           0.88           0.89           0.93             0.62
                                             ---------------------------------------------------------------------------
Total annual operating expenses 3                1.10           1.10           1.21           1.41             0.98
Less expense reduction                          (0.21)         (0.18)         (0.29)         (0.47)           (0.26)
                                             ---------------------------------------------------------------------------
NET OPERATING EXPENSES (INCLUDING AFFE) 3,4      0.89           0.92           0.92           0.94             0.72
                                             ---------------------------------------------------------------------------

1 Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.

2 "Acquired fund fees and expenses (AFFE)" reflect the estimated amount of the fees and expenses incurred indirectly by a fund through its investments in the underlying funds.

3 The total and net annual fund operating expenses in these fee tables may differ from the expense ratios in the funds' "Financial highlights" because the financial highlights include only the funds' direct operating expenses and do not include fees and expenses incurred indirectly by the funds through their investments in the underlying funds.

4 Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of each of the Schwab Target Funds through 2/27/08 as follows: Schwab Retirement Income Fund limited to 0.10%, Schwab Target 2010 Fund limited to 0.06%, Schwab Target 2020 Fund limited to 0.04%, Schwab Target 2030 Fund limited to 0.03% and Schwab Target 2040 Fund limited to 0.01%. The agreement to limit the fund's "net operating expenses" is limited to the fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in the underlying funds.

                                                          Schwab Target Funds  9

EXAMPLE

Designed to help you compare expenses, the example below includes both a fund's operating expenses and its "Acquired fund fees and expenses" (as listed in the fee tables above) and uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that a fund's operating expenses remain the same. The one-year figures are based on "net operating expenses" (including AFFE). The expenses would be the same whether you stayed in the funds or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                                                1 year        3 years        5 years        10 years
----------------------------------------------------------------------------------------------------------------------
SCHWAB TARGET 2010 FUND                                          $91            $342           $612          $1,385
SCHWAB TARGET 2020 FUND                                          $94            $345           $615          $1,388
SCHWAB TARGET 2030 FUND                                          $94            $368           $663          $1,503
SCHWAB TARGET 2040 FUND                                          $96            $415           $757          $1,722
SCHWAB RETIREMENT INCOME FUND                                    $74            $306           $556          $1,274

10  Schwab Target Funds

SCHWAB TARGET 2010 FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/05 1-
                                                         10/31/06   10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.24       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.22        0.04
  Net realized and unrealized gains                        1.13        0.20
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.35        0.24

Less distributions:
  Dividends from net investment income                    (0.17)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.42       10.24
                                                         -----------------------------------------------------------------
Total return (%)                                          13.39        2.40 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.06        0.06 4
  Gross operating expenses 3                               0.27        0.37 4
  Net investment income                                    2.12        1.51 4
Portfolio turnover rate                                       0 5        --

Net assets, end of period ($ X 1,000,000)                    62          32

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

5 Less than 1%

                                                         Schwab Target Funds  11

SCHWAB TARGET 2020 FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/05 1-
                                                         10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.28       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.21        0.04
  Net realized and unrealized gains                        1.25        0.24
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.46        0.28

Less distributions:
  Dividends from net investment income                    (0.18)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.56       10.28
                                                         -----------------------------------------------------------------
Total return (%)                                          14.36        2.80 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.04        0.04 4
  Gross operating expenses 3                               0.22        0.36 4
  Net investment income                                    1.84        1.29 4
Portfolio turnover rate                                      --          --
Net assets, end of period ($ X 1,000,000)                    84          35

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

12  Schwab Target Funds

SCHWAB TARGET 2030 FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/05 1-
                                                         10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.31       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.19        0.03
  Net realized and unrealized gains                        1.34        0.28
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.53        0.31

Less distributions:
  Distributions from net income                           (0.17)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.67       10.31
                                                         -----------------------------------------------------------------
Total return (%)                                          14.99        3.10 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.03        0.03 4
  Gross operating expenses 3                               0.32        0.58 4
  Net investment income                                    1.54        1.05 4
Portfolio turnover rate                                      --          --

Net assets, end of period ($ X 1,000,000)                    56          19

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

                                                         Schwab Target Funds  13

SCHWAB TARGET 2040 FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/05 1-
                                                         10/31/06    10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.36       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                    0.19        0.02
  Net realized and unrealized gains                        1.45        0.34
                                                         -----------------------------------------------------------------
  Total income from investment operations                  1.64        0.36

Less distributions:
  Dividends from net investment income                    (0.17)         --
                                                         -----------------------------------------------------------------
Net asset value at end of period                          11.83       10.36
                                                         -----------------------------------------------------------------
Total return (%)                                          16.06        3.60 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.01        0.01 4
  Gross operating expenses 3                               0.48        1.10 4
  Net investment income                                    1.26        0.80 4
Portfolio turnover rate                                       1          --
Net assets, end of period ($ X 1,000,000)                    34           9

1 Commencement of operations.

2 Not annualized.

3 The expense incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

14  Schwab Target Funds

SCHWAB RETIREMENT INCOME FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         11/1/05-   7/1/05 1-
                                                         10/31/06   10/31/05
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.90       10.00
                                                         -----------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                    0.41        0.11
  Net realized and unrealized gains or losses              0.32       (0.09)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          0.73        0.02
Less distributions:
  Dividends from net investment income                    (0.41)      (0.12)
  Distributions from net realized gains                   (0.03)         --
                                                         -----------------------------------------------------------------
Total distributions                                       (0.44)      (0.12)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          10.19        9.90
                                                         -----------------------------------------------------------------
Total return (%)                                           7.52        0.16 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses 3                                 0.10        0.10 4
  Gross operating expenses 3                               0.36        0.64 4
  Net investment income                                    4.20        3.40 4

Portfolio turnover rate                                       1          --

Net assets, end of period ($ X 1,000,000)                    36          14

1 Commencement of operations.

2 Not annualized.

3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

4 Annualized.

                                                         Schwab Target Funds  15

THE FUNDS' INVESTMENTS IN UNDERLYING FUNDS

The following table shows which underlying funds are used within each asset class as of the date of this prospectus. The adviser may deviate from the target asset allocations listed below. Accordingly, a fund's actual allocations may differ from this illustration. In addition, differences in the performance of underlying funds and the size and frequency of purchase and redemption orders may affect a fund's actual allocations.

                                               SCHWAB      SCHWAB      SCHWAB      SCHWAB       SCHWAB
                                               TARGET      TARGET      TARGET      TARGET     RETIREMENT
ASSET CLASS AND UNDERLYING FUNDS              2010 FUND   2020 FUND   2030 FUND   2040 FUND   INCOME FUND
---------------------------------------------------------------------------------------------------------
EQUITY SECURITIES
LARGE-CAP                                        35%         40%         43%         46%          15%
  Schwab Core Equity Fund
  Laudus Rosenberg U.S. Large Capitalization
    Growth Fund
  Schwab Dividend Equity Fund
SMALL-CAP                                        11%         12%         14%         17%           0%
  Schwab Small-Cap Equity Fund
  Laudus Rosenberg U.S. Discovery Fund
  Schwab Global Real Estate Fund TM
INTERNATIONAL                                    16%         17%         19%         21%           5%
  Laudus International MarketMasters Fund
  Laudus Rosenberg International Small
    Capitalization Fund
  Laudus Mondrian Emerging Markets Fund
---------------------------------------------------------------------------------------------------------
TOTAL EQUITY                                     62%         69%         76%         84%          20%
FIXED-INCOME SECURITIES                          35%         29%         22%         14%          50%
  Schwab Total Bond Market Fund
  Schwab Premier Income Fund
  Schwab Inflation Protected Fund
  Laudus Mondrian International Fixed Income
    Fund
ULTRA-SHORT FIXED-INCOME SECURITIES               2%          1%          1%          1%          25%
  Schwab YieldPlus Fund(R)
---------------------------------------------------------------------------------------------------------
TOTAL FIXED-INCOME                               37%         30%         23%         15%          75%
MONEY MARKET FUNDS                                1%          1%          1%          1%           5%
  Schwab Value Advantage Money Fund

The Schwab Retirement Income Fund is the only fund that invests in the Schwab Premier Income Fund. The Schwab Retirement Income Fund does not invest in the following underlying funds: Schwab Core Equity Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Schwab Small-Cap Equity Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Mondrian Emerging Markets Fund.

The target year funds' allocation process among the various asset classes is strategic rather than tactical. Accordingly, the adviser does not intend to make frequent adjustments to the funds' target asset allocations, other than the annual adjustments described above under the "Principal Investment Strategies of the Funds" section. Nor does the adviser intend to make frequent changes to the funds that serve as underlying funds. However, the adviser reserves the right to modify a fund's target allocations and underlying fund weightings and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

16  Schwab Target Funds

DESCRIPTION OF UNDERLYING FUNDS

The funds invest primarily in the underlying funds. Therefore, each fund's investment performance is directly related to the investment performance of these underlying funds. The following chart provides a brief description of the principal investment strategies of the current underlying funds. Additional information about the underlying funds is provided in each underlying fund's prospectus.

ASSET CLASS & UNDERLYING FUND                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------
EQUITY FUNDS -- DOMESTIC

SCHWAB CORE EQUITY FUND                               Seeks long-term capital growth. The fund invests,
                                                      under normal circumstances, at least 80% of its net
                                                      assets in equity securities of U.S. companies. The
                                                      fund seeks to assemble a portfolio with long-term
                                                      performance that will exceed that of the S&P 500(R)
                                                      Index.

------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH     Seeks to outperform the total return (capital
FUND                                                  appreciation and current income) of the Russell
                                                      1000(R) Growth Index. The fund invests, under normal
                                                      circumstances, at least 80% of its net assets in the
                                                      securities of U.S. large capitalization companies. For
                                                      purposes of this policy, a large capitalization
                                                      company is one that is within the market
                                                      capitalization range of the companies included in the
                                                      Russell 1000(R) Growth Index. The fund generally
                                                      exhibits a 'growth' style of investing.

------------------------------------------------------------------------------------------------------------
SCHWAB DIVIDEND EQUITY FUND                           Seeks current income and capital appreciation. The
                                                      fund invests, under normal circumstances, at least 80%
                                                      of its net assets in dividend paying common and
                                                      preferred stock. The fund invests in securities of
                                                      U.S. companies that tend to be either large- or
                                                      mid-cap companies.
------------------------------------------------------------------------------------------------------------
SCHWAB SMALL-CAP EQUITY FUND                          Seeks long-term capital growth. Under normal
                                                      circumstances, the fund invests at least 80% of its
                                                      net assets in small-cap equity securities. Small-cap
                                                      equity securities generally are securities with market
                                                      capitalizations of up to $2.5 billion or securities
                                                      included in the S&P SmallCap 600 Index, each measured
                                                      at time of purchase by the fund. In addition, small-
                                                      cap equity securities may include those with market
                                                      capitalizations of up to $5 billion so long as the
                                                      purchase of those securities would not cause the
                                                      average weighted market capitalization of the fund to
                                                      exceed $2.5 billion. The fund seeks to assemble a
                                                      portfolio with long-term performance that will exceed
                                                      that of the S&P SmallCap 600 Index.
------------------------------------------------------------------------------------------------------------

                                                         Schwab Target Funds  17

ASSET CLASS & UNDERLYING FUND                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND                  Seeks a return (capital appreciation and current
                                                      income) greater than that of the Russell 2500 TM
                                                      Index. The fund invests, under normal circumstances,
                                                      at least 80% of its net assets in securities of U.S.
                                                      small/mid capitalization companies. For purposes of
                                                      this policy, a small/mid capitalization company is one
                                                      that is within the market capitalization range of the
                                                      companies included in the Russell 2500 TM Index.
------------------------------------------------------------------------------------------------------------
SCHWAB GLOBAL REAL ESTATE FUND                        Seeks capital growth and income consistent with
                                                      prudent investment management. The fund invests, under
                                                      normal circumstances, at least 80% of its net assets
                                                      in securities of real estate companies and companies
                                                      related to the real estate industry. The fund may
                                                      invest a significant portion of its total assets in
                                                      real estate investment trusts (REITs) and other
                                                      similar REIT-like structures. The fund does not invest
                                                      directly in real estate. The fund is non-diversified.
EQUITY FUNDS -- INTERNATIONAL

LAUDUS INTERNATIONAL MARKETMASTERS FUND               Seeks long-term capital appreciation. The fund
                                                      normally invests a substantial amount of its assets in
                                                      equity securities of companies outside the United
                                                      States and typically focuses on developed markets, but
                                                      may invest in companies from emerging markets as well.
                                                      The fund invests in companies across all market
                                                      capitalization ranges.
------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL                        Seeks a return (capital appreciation and current
SMALL CAPITALIZATION FUND                             income) greater than that of the S&P/Citigroup World
                                                      ex-U.S. Extended Market Index. The fund invests, under
                                                      normal circumstances, at least 80% of its net assets
                                                      in the securities of international small
                                                      capitalization companies. For purposes of this policy,
                                                      an international small capitalization company is one
                                                      that is within the market capitalization range of the
                                                      companies included in the S&P/Citigroup World ex-U.S.
                                                      Extended Market Index. The fund invests primarily in
                                                      equity securities of companies that are traded
                                                      principally in markets outside the United States.
------------------------------------------------------------------------------------------------------------

18  Schwab Target Funds

ASSET CLASS & UNDERLYING FUND                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------
LAUDUS MONDRIAN EMERGING MARKETS FUND                 Seeks long-term capital appreciation. Under normal
                                                      circumstances, the fund invests at least 80% of its
                                                      net assets in the securities of emerging markets
                                                      issuers. The fund generally invests in large
                                                      capitalization equity securities of emerging market
                                                      companies that, in the subadviser's opinion, are
                                                      undervalued at the time of purchase based on
                                                      fundamental value analysis employed by the subadviser.
                                                      The fund considers an "emerging country" to be (1) any
                                                      country that is included in the International Finance
                                                      Corporation Free Index or Morgan Stanley Capital
                                                      International Emerging Markets Index; (2) any country
                                                      which is generally recognized to be an emerging or
                                                      developing country by the international financial
                                                      community; and (3) any country that is classified by
                                                      the United Nations or otherwise regarded by its
                                                      authorities as developing. Although this is not an
                                                      exclusive list, the subadviser considers an emerging
                                                      country equity security to be one that is issued by a
                                                      company that exhibits one or more of the following
                                                      characteristics: (1) its principal securities trading
                                                      market is in an emerging country, as defined above;
                                                      (2) while traded in any market, alone or on a
                                                      consolidated basis, the company derives 50% or more of
                                                      its annual revenues or annual profits from either
                                                      goods produced, sales made or services performed in
                                                      emerging countries; or (3) the company has 50% of more
                                                      of its assets located in an emerging country; or (4)
                                                      it is organized under the laws of, and has a principal
                                                      office in, an emerging country. Companies with large
                                                      market capitalizations generally are those with market
                                                      capitalizations of $5 billion or more. The fund is
                                                      non-diversified and, typically, will invest in
                                                      approximately 30-40 securities.
FIXED INCOME FUNDS

SCHWAB TOTAL BOND MARKET FUND                         Seeks high current income by tracking the performance
                                                      of the Lehman Brothers U.S. Aggregate Bond Index
                                                      ("Lehman Index"). The fund primarily invests in a
                                                      diversified portfolio of investment grade debt
                                                      instruments with varying maturities and is designed to
                                                      track the performance of the Lehman Index. The Lehman
                                                      Index includes investment-grade government, corporate,
                                                      mortgage-, commercial mortgage-and asset-backed bonds
                                                      that are denominated in U.S. dollars and have
                                                      maturities longer than one year.
------------------------------------------------------------------------------------------------------------
SCHWAB YIELDPLUS FUND(R)                              Seeks high current income with minimal changes in
                                                      share price. The fund primarily invests in investment
                                                      grade and medium grade bonds and seeks to keep the
                                                      average duration of its portfolio at one year or less.
                                                      The fund may invest up to 25% of its assets in below
                                                      investment grade bonds (junk bonds). The fund's
                                                      investment strategy is designed to offer the potential
                                                      for somewhat higher yields than a money market fund.
                                                      The fund is an ultra-short bond fund and is not a
                                                      money market fund.
------------------------------------------------------------------------------------------------------------

                                                         Schwab Target Funds  19

ASSET CLASS & UNDERLYING FUND                         INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY
------------------------------------------------------------------------------------------------------------
SCHWAB INFLATION PROTECTED FUND                       Seeks to provide total return and inflation
                                                      protection. The fund normally invests at least 80% of
                                                      its net assets in inflation-protected fixed income
                                                      securities, which are securities that are structured
                                                      to provide protection against inflation. The fund may
                                                      invest in inflation-protected fixed income securities
                                                      of any type, including those issued by the U.S.
                                                      Government and its agencies and instrumentalities,
                                                      foreign governments and their agencies and
                                                      instrumentalities and U.S. and foreign corporations.
                                                      The fund invests primarily in investment grade
                                                      securities, but may invest up to 10% of its net assets
                                                      in below investment grade bonds (junk bonds).
------------------------------------------------------------------------------------------------------------
SCHWAB PREMIER INCOME FUND                            Seeks high current income and may also seek capital
                                                      appreciation. The fund invests primarily in fixed
                                                      income instruments issued by U.S., non-U.S., and
                                                      emerging market governments, governmental agencies,
                                                      companies and entities and supranational entities of
                                                      varying sectors, credit quality and maturities
                                                      (bonds). The fund may also invest in income producing
                                                      and non-income producing equity instruments of any
                                                      kind issued by U.S., non-U.S., and emerging market
                                                      companies and entities. The fund may invest in
                                                      investment-grade and below investment-grade bonds
                                                      (junk bonds) and may invest all of its assets in
                                                      either ratings category. The fund may invest in bonds
                                                      of any maturity and may invest all of its assets in a
                                                      single maturity category. The fund is non-
                                                      diversified.
------------------------------------------------------------------------------------------------------------
LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND       Seeks long-term value total return consistent with its
                                                      value-oriented investment approach. Under normal
                                                      circumstances, the fund will invest at least 80% of
                                                      its net assets in fixed income securities. The fund
                                                      primarily invests in issuers that are organized, have
                                                      a majority of their assets or derive most of their
                                                      operating income outside of the United States. The
                                                      fund will attempt to achieve its objective by
                                                      investing in a broad range of fixed income securities,
                                                      including debt obligations of governments, their
                                                      agencies, instrumentalities or political subdivisions
                                                      and companies, that will generally be rated investment
                                                      grade at the time of investment. In selecting fixed
                                                      income instruments for the fund, the subadviser
                                                      identifies those countries' fixed income markets that
                                                      it believes will provide the United States domiciled
                                                      investor the highest yield over a market cycle while
                                                      also offering the opportunity for capital gain and
                                                      currency appreciation. The fund is non-diversified.
MONEY MARKET FUNDS

SCHWAB VALUE ADVANTAGE MONEY FUND                     Seeks highest current income consistent with stability
                                                      of capital and liquidity. Invests in high-quality,
                                                      U.S. dollar-denominated money market securities. The
                                                      fund seeks to maintain a stable $1 share price.
------------------------------------------------------------------------------------------------------------

20  Schwab Target Funds

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

The value of your investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The prices of these securities change daily and each underlying fund's performance reflects the risks of investing in a particular asset class or classes. Certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities. The degree to which the risks described below apply to a particular fund varies according to its asset allocation.

                                               LAUDUS
                                             ROSENBERG                                                             LAUDUS
                                                U.S.                 SCHWAB   LAUDUS    SCHWAB                   ROSENBERG
                                   SCHWAB      LARGE        SCHWAB   SMALL-  ROSENBERG  GLOBAL     LAUDUS      INTERNATIONAL
                                    CORE   CAPITALIZATION  DIVIDEND   CAP      U.S.      REAL   INTERNATIONAL      SMALL
                                   EQUITY      GROWTH       EQUITY   EQUITY  DISCOVERY  ESTATE  MARKETMASTERS  CAPITALIZATION
                                    FUND        FUND         FUND     FUND     FUND      FUND       FUND            FUND
                                   ------  --------------  --------  ------  ---------  ------  -------------  --------------
 Investment risk.................    X         X              X        X        X         X         X               X
 Market risk.....................    X         X              X        X        X         X         X               X
 Market segment risk.............    X         X              X        X        X         X         X               X
 Management risk.................    X         X              X        X        X         X         X               X
 Equity risk.....................    X         X              X        X        X         X         X               X
 Large- and mid-cap risk.........    X         X              X                                     X
 Small-cap risk..................                                      X        X         X         X               X
 Exchange-traded funds risk......              X                                X         X                         X
 Convertible securities risk.....                             X                           X
 "Growth" investing risk.........              X
 "Value" investing risk..........                                               X                                   X
 Interest rate risk..............                                                         X
 Credit risk.....................                                                         X
 Prepayment and extension risk...                                                         X
 U.S. Government securities
 risk............................
 Inflation-protected securities
 risk............................                                                         X
 Money market fund risk..........
 Foreign securities risk.........                                                         X         X               X
 Emerging markets risk...........                                                         X         X
 Currency risk...................                                                         X         X               X
 Real estate investment risk.....                                                         X
 Real estate investment trusts
  (REITs) risk...................                                                         X
 Short sales risk................                                                         X
 Derivatives risk................    X                        X        X                  X         X
 Leverage risk...................    X                        X        X                  X         X
 Non-diversification risk........                                                         X
 Securities lending risk.........    X                        X        X                  X
 Portfolio turnover risk.........    X         X              X        X        X         X         X               X


                                                                    LAUDUS
                                    LAUDUS                         MONDRIAN     SCHWAB              SCHWAB
                                   MONDRIAN  SCHWAB    SCHWAB    INTERNATIONAL  TOTAL                VALUE
                                   EMERGING  PREMIER  INFLATION      FIXED       BOND    SCHWAB    ADVANTAGE
                                   MARKETS   INCOME   PROTECTED     INCOME      MARKET  YIELDPLUS    MONEY
                                     FUND     FUND      FUND         FUND        FUND     FUND       FUND
                                   --------  -------  ---------  -------------  ------  ---------  ---------
 Investment risk.................     X        X         X           X            X        X          X
 Market risk.....................     X        X         X           X            X        X          X
 Market segment risk.............     X        X         X           X            X        X          X
 Management risk.................     X        X         X           X            X        X          X
 Equity risk.....................     X        X
 Large- and mid-cap risk.........     X
 Small-cap risk..................              X
 Exchange-traded funds risk......              X
 Convertible securities risk.....     X        X                     X            X        X
 "Growth" investing risk.........
 "Value" investing risk..........                                    X
 Interest rate risk..............              X         X           X            X        X          X
 Credit risk.....................              X         X           X            X        X          X
 Prepayment and extension risk...              X         X           X            X        X
 U.S. Government securities
 risk............................                                    X                                X
 Inflation-protected securities
 risk............................                        X
 Money market fund risk..........                                                                     X
 Foreign securities risk.........     X        X         X           X            X        X
 Emerging markets risk...........     X        X                     X
 Currency risk...................     X        X         X           X            X        X
 Real estate investment risk.....
 Real estate investment trusts
  (REITs) risk...................              X
 Short sales risk................              X                                           X
 Derivatives risk................     X        X         X           X            X        X
 Leverage risk...................     X        X         X           X            X        X
 Non-diversification risk........     X                              X
 Securities lending risk.........     X        X         X           X            X
 Portfolio turnover risk.........     X        X         X           X            X        X

                                                         Schwab Target Funds  21

- INVESTMENT RISK. An investment in the underlying funds is not a bank deposit. The funds' investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

- MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the funds' investments in the underlying funds will fluctuate, which means that the funds could lose money on their investment.

- MARKET SEGMENT RISK. The underlying funds invest their assets in accordance with their own distinct investment objectives. As a result, the performance of an underlying fund will correlate directly with the performance of the particular segment of the stock or bond market that the fund invests in (e.g., large-cap securities, small-cap securities, foreign securities, fixed income securities or dividend-paying common stocks). This may cause the underlying fund to underperform funds that do not similarly restrict their investments to a particular market segment.

- MANAGEMENT RISK. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will make poor security selections. An underlying fund's adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause these underlying funds to underperform other funds with a similar investment objective.

- EQUITY RISK. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

- LARGE- AND MID-CAP RISK. An underlying fund's investments in large-and mid-cap companies will reflect the risks associated with the large-cap and mid-cap segments of the stock market. Both large-cap and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments--small-cap stocks, for instance--the performance of an underlying fund that focuses its investments in large-and mid-cap securities will lag these investments.

- SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind

22  Schwab Target Funds
  other types of investments--large-cap stocks, for instance--the performance of an underlying fund that focuses its investments in small-cap securities will lag these investments.

- EXCHANGE-TRADED FUNDS (ETFS) RISK. Certain of the underlying funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro-rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

- CONVERTIBLE SECURITIES RISK. Certain of the underlying funds may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

- "GROWTH" INVESTING RISK. Certain of the underlying funds pursue a "growth style" of investing. Growth investing focuses on a company's prospects for growth of revenue and earnings. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks also can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

- "VALUE" INVESTING RISK. Certain of the underlying funds may pursue a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If an underlying fund's investment adviser's (or sub-adviser's) assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the underlying fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

- INTEREST RATE RISK. An underlying fund's investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund's yield will change over time. During periods when interest rates are low, an underlying fund's yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the underlying fund holds bonds with longer maturities. To the extent that the investment adviser (or sub-adviser) of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in "real" interest rates.

- CREDIT RISK. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to

                                                         Schwab Target Funds  23
  actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.

- PREPAYMENT AND EXTENSION RISK. An underlying fund's investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

- U.S. GOVERNMENT SECURITIES RISK. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the Federal Home Loan Bank are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying funds own do not extend to shares of the underlying funds themselves.

- INFLATION-PROTECTED SECURITIES RISK. Certain of the underlying funds may invest in inflation-protected securities. The value of inflation-protected securities generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

- MONEY MARKET FUND RISK. In addition to the risks discussed under "Investment Risk" above, an investment by the funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

- FOREIGN SECURITIES RISK. An underlying fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with

24  Schwab Target Funds
  respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments--U.S. securities, for instance--the performance of an underlying fund that focuses its investments in foreign securities will lag these investments.

- EMERGING MARKETS RISK. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

- CURRENCY RISK. As a result of an underlying fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the underlying fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad.

- REAL ESTATE INVESTMENT RISK. Certain of the underlying funds have a policy of concentrating their investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and a fund's investment in such an underlying fund will be closely linked to the performance of the real estate markets. An investment by a fund in an underlying fund that invests, but does not concentrate, in real estate companies and companies related to the real estate industry will subject the fund to the risks associated with the direct ownership of real estate securities to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

- REAL ESTATE INVESTMENT TRUSTS (REITS) RISK. Certain of the underlying funds invest in REITs. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments

                                                         Schwab Target Funds  25
  in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses.

- SHORT SALES RISK. Certain underlying funds may engage in short sales, which are transactions in which the underlying fund sells a security it does not own. To complete a short sale, the underlying fund must borrow the security to deliver to the buyer. The underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund and the underlying fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security.

- DERIVATIVES RISK. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

  An underlying fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the underlying fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the underlying fund to realize higher amounts of short-term capital gain. These risks could cause the underlying fund to lose more than the principal amount invested.

- LEVERAGE RISK. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. In a reverse repurchase agreement, the underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund's portfolio securities. The use of leverage

26  Schwab Target Funds
  may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

- NON-DIVERSIFICATION RISK. Certain of the underlying funds are non-diversified and, as such, may invest a greater percentage of their assets in the securities in a single issuer than an underlying fund that is diversified. A non-diversified underlying fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified underlying fund.

- SECURITIES LENDING RISK. Certain of the underlying funds may lend their portfolio securities to earn additional income. Any loans of portfolio securities by an underlying fund are fully collateralized. However, if the borrowing institution defaults, the underlying fund's performance could be reduced.

- PORTFOLIO TURNOVER RISK. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund's performance and may increase the likelihood of capital gain distributions.

                                                         Schwab Target Funds  27

                  FUND MANAGEMENT

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5 million shareholder accounts and has more than $178 billion under management. (All figures on this page are as of 10/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. The firm does not receive a fee for the services it performs for the funds. However, the firm is entitled to receive an annual management fee from each of the underlying funds.

                  A discussion regarding the basis for the Board of Trustees' approval of each fund's investment advisory agreement is available in each fund's 2006 annual report, which covers the period of 11/01/05 through 10/31/06.

                  PORTFOLIO MANAGERS

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer, equities, of the investment adviser, is responsible for the overall management of each of the funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.

                  KIMON DAIFOTIS, CFA, senior vice president and chief investment officer, fixed-income, of the investment adviser, is responsible for the overall management of the bond and cash portions of the funds. Prior to joining the firm in September 1997, he worked for more than 20 years in research and asset management.

                  CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. Shareholders cannot place orders directly with the funds. Shareholders invest in the funds through an intermediary. Orders may be placed through your brokerage account at Charles Schwab & Co., Inc. (Schwab) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS

The information on these pages outlines how you can place "good orders," which are orders made in accordance with a fund's policies to buy, sell, or exchange shares of a fund.

Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by a fund or its shareholders.

BUYING SHARES

To purchase shares of the funds, place your orders through your Schwab account or through an account at another intermediary.

INVESTMENT MINIMUMS

CHOOSE A FUND. The minimum investment requirement is below.

MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------
$100

This minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. This minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund


CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING ORDERS

PLACE YOUR ORDER. Shareholders may not place orders directly with the funds. Please contact your intermediary to learn how to place orders.

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The funds may take up to seven days to pay sale proceeds.

- The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Fund TM that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

32  Investing in the funds

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A fund calculates its share price, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing underlying fund investments, the funds use the NAVs reported by their underlying funds. In valuing other portfolio securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund's securities may change on days when it is not possible to buy or sell shares of the funds.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.

Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by the funds to be significant to a fund and in a pattern of activity that potentially could be detrimental to a fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of

34  Investing in the funds
the intermediary's own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary's policies only after the funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

REDEMPTION FEES. Except for the Schwab Retirement Income Fund, each fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. These funds, the target year funds, impose the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The target year funds charge a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. The target year funds treat shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The target year funds retain the proceeds of the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of a fund or may be unwilling to collect the fees. As such, a fund may not be able to collect redemption fees through these intermediaries. Each fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

Each target year fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemp-tions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. Each fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the funds invest explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

36  Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS A FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record except for the Schwab Retirement Income Fund, which typically makes income distributions at the end of every month. During the fourth quarter of the year, typically in early November, an estimate of each fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS

Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------


GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus making it legally part of the prospectus. For a free copy of any of those documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi annual report.

   The SAI, the funds' annual and semi annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http//www.sec.gov). You can obtain copies of this information, after paying a duplicating fee by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC Washington DC 20549-0102. You can also review and copy information about the funds, including the funds' SAI at the SEC's Public Reference Room in Washington DC Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Target 2010 Fund                   811-7704
    Schwab Target 2020 Fund                   811-7704
    Schwab Target 2030 Fund                   811-7704
    Schwab Target 2040 Fund                   811-7704
    Schwab Retirement Income Fund             811-7704




   REG32636FLT-03

SCHWAB TARGET FUNDS

PROSPECTUS
February 28, 2007
As amended October 31, 2007

                                                           [CHARLES SCHWAB LOGO]